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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported)        January 31, 2006
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                       HAIGHTS CROSS COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                333-109381                               13-4087398
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        (Commission File Number)              (IRS Employer Identification No.)

        10 New King Street, Suite 102
        White Plains, New York                                      10604
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                (Address of Principal Executive Offices)          (Zip Code)

                                 (914) 289-9400
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01  Other Events

     On January 31, 2006, Haights Cross Communications, Inc. (the "Company") received notice from holders of its Series B senior preferred stock (the "Series B Preferred Stock") purporting to exercise the right of the Series B Preferred Stock to elect a director to serve on the Company's Board of Directors under certain circumstances.

     The Company is in the process of determining whether a valid election has been properly made. Any election of a director to serve on the Board of Directors will be made in accordance with the terms of the Company's certificate of incorporation and by-laws.

     As of the date of this report, there are 2,000,230 shares of Series B Preferred Stock outstanding.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HAIGHTS CROSS COMMUNICATIONS, INC.

Date:  February 2, 2006

                                           By: /s/ Paul J. Crecca
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                                              Name:  Paul J. Crecca
                                              Title: Executive Vice President
                                                     and Chief Financial Officer